Exhibit 99.1
1 Creating Success by Delivering Solutions Penns Woods Bancorp, Inc. August 2024

2 Forward-Looking Information Certain statements contained in this presentation are forward-looking in nature. These include all statements about PWB’s plans, objectives, expectations and other statements that are not historical facts, and usually use words such as "expect," "anticipate," "believe" and similar expressions. Such statements represent management's current beliefs, based upon information available at the time the statements are made, with regard to the matters addressed. All forward-looking statements are subject to risks and uncertainties that could cause PWB’s actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to PWB include, but are not limited to: (1) changes in general, national or regional economic conditions; (2) changes in interest rates; (3) changes in loan default and charge-off rates; (4) changes in deposit levels; (5) changes in levels of income and expense in non-interest income and expense related activities; (6) residential mortgage and secondary market activity; (7) changes in accounting and regulatory guidance applicable to banks; (8) price levels and conditions in the public securities markets generally; (9) competition and its effect on pricing, spending, third-party relationships and revenues; (10) changes in regulation resulting from or relating to financial reform legislation; and (11) the risk factors identified in PWB’s Annual Report on Form 10-K for the year ended December 31, 2023 and in other filings made by PWB under the Securities Exchange Act of 1934. PWB does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Penns Woods Bancorp, Inc.

3 Non-GAAP Financial Measures This presentation contains financial information determined by methods other than in accordance with generally accepted accounting principles in the United States (“GAAP”). These non-GAAP measures include tangible book value per share and return on average tangible common equity. Management uses these non-GAAP financial measures because this information is commonly utilized by regulators and investors to evaluate financial condition, and is therefore useful to investors. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. A reconciliation of the non-GAAP measures, tangible book value per share and return on average tangible common equity, used in this presentation to the related GAAP measure is included in the appendix to this presentation. Penns Woods Bancorp, Inc.

4 $1.2 $1.3 $1.3 $1.5 $1.7 $1.7 $1.8 $1.9 $2.0 $2.2 $2.2 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024Q2 Company Profile Penns Woods Bancorp, Inc. NASDAQ Ticker: PWOD Market Cap: $173.4 million (8/16/2024) Headquarters: Williamsport, Lycoming County, PA Branch Offices: 24 Total Assets: $2.2 billion Total Gross Loans: $1.9 billion Total Deposits: $1.6 billion Total Equity: $197.1 million Total Assets $ in billions HQ MSA # of Branches Total Deposits ($M) Williamsport, PA 8 $659 Scranton--Wilkes-Barre, PA 8 465 State College, PA 3 167 Lock Haven, PA 2 166 Sunbury, PA 1 50 Lewisburg, PA 1 27 Altoona, PA 1 21 Total 24 $1,554 Source: S&P Global Market Intelligence, FDIC. Note: FDIC deposit data as of 6/30/2023.

5 Company Structure Penns Woods Bancorp, Inc. (1983) Jersey Shore State Bank Bank Subsidiary (1934) M-Group DBA The Comprehensive Financial Group (2000) Woods Investment Company, Inc. (1994) United Insurance Solutions, LLC (2017) Woods Real Estate (1984) Luzerne Bank Bank Subsidiary (2013) Penns Woods Bancorp, Inc.

6 Market Area Penns Woods Bancorp, Inc. Primary Areas of Operation • Luzerne, PA (Primary Service Area) • Lycoming, PA – Williamsport, PA • Centre, PA – State College, PA • Clinton, PA • Montour, PA – Danville, PA • Union, PA – Lewisburg, PA • Blair, PA Source: S&P Global Market Intelligence. Jersey Shore State Bank: 16 branches Luzerne Bank: 8 branches

7 Mission Remain a high performing regional community bank Continue creating long-term shareholder value through a combination of Return on Equity and cash dividends to shareholders Grow the bank in a safe, sound, diversified, and profitable manner Be the “best of the best” in financial services Be the “best place to work” Provide exceptional service to our customers in a friendly way Employ the best by attracting and retaining highly motivated professionals Penns Woods Bancorp, Inc. 1 2 3 4 5 6 7

8 120.8% 109.3% 0% 20% 40% 60% 80% 100% 120% PWOD Peers 5.3% 3.0% 12.2% 8.9% PWOD Peers Tangible Book Value (+ Dividends) Growth Track Record Penns Woods Bancorp, Inc. Growth in Economic Value – Since 2014 YE Tangible Book Value “TBV” + Dividends Annual Growth Rates TBV + Dividends CAGR – Since YE 2014 Q2 2024 ROATCE(1) + Dividends Source: S&P Global Market Intelligence. Note: Peer group consists of major-exchange traded U.S. banks with total assets between $1 billion and $3 billion, excluding merger targets and mutuals. (1) ROATCE = Return on Average Tangible Common Equity. PWOD Outperformance of 11% 8.7% 8.1% PWOD Peers 17.6% 12.0%

9 127bps 149bps PWOD KRX High Quality Deposit Base Penns Woods Bancorp, Inc. Historically Consistent Deposit Base… … Leads to Strength in Times of Turmoil Source: S&P Global Market Intelligence. Note: Peer group consists of the NASDAQ Regional Bank index as of August 2024. Note: Deposit Beta calculated as the change in the Company’s deposit costs as a % of the change in the Fed Fund Rate. (1) Annualized growth figures shown. 35% 40% PWOD KRX 24% 31% PWOD KRX Current Cycle Deposit Beta (2022 – Now) 0.20% 0.17% 0.17% 0.38% 0.85% 1.26% 1.64% 1.89% 2.01% 2.14% 0.08% 0.12% 0.31% 0.66% 1.09% 1.52% 1.85% 2.10% 2.19% 2.26% KRX = NASDAQ Regional Banking Index Stickier Core Deposits Lend to Cushion on Funding Costs in Tense Times Cumulative Cycle Deposit Beta (2015 – Now) Cost of Total Deposits (2022Q1 – Now) 2.99% 2.99% PWOD KRX (8.2%) (14.2%) PWOD KRX Cost of Interest-Bearing Deposits (2024Q2) Non-Interest Bearing Deposit Growth(1) (2023Q1 vs. 2024Q2) Proven Ability to Weather Storms Pre/Post Covid – Cost of Deposits Δ (2019 Year End vs. 2024Q2)

10 0.85% 0.90% 0.79% 0.83% 2021 2022 2023 2024 YTD Financial Summary 2021 – 2024Q2 Penns Woods Bancorp, Inc. Return on Equity (%) Return on Average Assets (%) 9.9% 10.7% 9.8% 9.7% 2021 2022 2023 2024 YTD Earnings Per Share - Basic $2.27 $2.47 $2.34 $2.44 2021 2022 2023 2024 YTD Source: S&P Global Market Intelligence, Company documents. Note: YTD = Year-to-date annualized as of 6/30/2024. Return on Average Tangible Common Equity (%) 10.8% 12.5% 11.0% 10.7% 2021 2022 2023 2024 YTD

11 Value Proposition Franchise Value Capital Balance Sheet Integrity Diversification Expansion Penns Woods Bancorp, Inc. 1 2 3 4 5

12 Value Proposition 1 Franchise Value Source: S&P Global Market Intelligence, FDIC. Note: FDIC deposit data as of 6/30/2023. (1) Excludes banks over $50 billion in most recent quarter total assets; MSA: Metropolitan Statistical Area. PWOD Commands Excellent Market Share in the Four Major MSAs It Operates In(1) Williamsport Scranton-Wilkes-Barre State College Lock Haven Company # of Branches Total Deposits ($M) 1 Penns Woods Bancorp Inc. (PA) 8 $659 2 Woodlands Fnl Services Co (PA) 7 506 3 Muncy Columbia Financial Corp. (PA) 8 481 Company # of Branches Total Deposits ($M) 1 Peoples Financial Services 2 8 $2,669 2 Fidelity D & D Bancorp Inc. 1 6 1,628 3 Community Financial System 2 1 1,315 6 Penns Woods Bancorp Inc. 8 465 Company # of Branches Total Deposits ($M) 1 F.N.B. Corp. 6 $837 2 Kish Bancorp Inc. 5 441 3 Northwest Bancshares, Inc. 4 301 5 Penns Woods Bancorp Inc. 3 167 Company # of Branches Total Deposits ($M) 1 Penns Woods Bancorp Inc. 2 $166 2 First Commonwealth Financial 3 148 3 F.N.B. Corp. 2 126 Penns Woods Bancorp, Inc.

13 Loan and Deposit Portfolio Composition Penns Woods Bancorp, Inc. Loan Composition Deposit Composition Commercial, Financial, and Ag. 11% Resi 44% CRE 29% Construction 2% Auto 13% Other 1% Non-Interest Bearing 28% Savings 13% NOW 13% Money Market 19% Time Deposits 19% Brokered CDS 8% Yield on Total Loans: 5.33 % CRE / TRBC: 261 % Cost of Interest Bearing Deposits: 2.99 % Cost of Total Deposits: 2.14 % Cost of Funds: 2.51% 2024Q2 2024Q2 Source: Company documents.

14 $335 $449 $494 $519 $471 $461 $177 $210 $236 $248 $219 $218 $219 $288 $366 $373 $215 $210 $216 $284 $319 $271 $299 $320 $378 $264 $205 $146 $260 $310 $125 $128 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 2019 2020 2021 2022 2023 2024Q2 Noninterest Bearing Savings NOW Money Market Time Deposits Brokered CDS Loan and Deposit Portfolio Composition, Continued Penns Woods Bancorp, Inc. Total Loans Total Deposits $156 $165 $163 $190 $213 $215 $623 $590 $596 $708 $799 $814 $363 $373 $447 $501 $532 $537 $38 $39 $37 $43 $40 $43 $23 $20 $9 $10 $10 $10 $151 $156 $139 $186 $244 $246 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 2019 2020 2021 2022 2023 2024Q2 Commercial R/E Residential R/E Commercial R/E Construction Installment Automobile $1,354 $1,392 $ in millions $ in millions $1,324 $1,621 Source: Company documents. $1,639 $1,839 $1,494 $1,648 $1,343 $1,865 $1,556 $1,589

15 9.3% 8.7% $112 $190 $0 $50 $100 $150 $200 $1.25 $1.28 7.9% 5.4% Capital Tier 1 Capital ($M) Value Proposition Long-term track record of building capital while providing strong shareholder returns Cash Dividend as a % of Tangible Capital(1) Source: S&P Global Market Intelligence, Company documents. (1) Cash Dividend as a % of Tangible Capital defined as Cash dividends per share / average tangible book value per share. (2) 2024Q2 Annualized. Cumulative Cash Dividends Since ‘14: $13.93 p/share 85% return on 2014 TBV Penns Woods Bancorp, Inc. Tier 1 Leverage Ratio Cash Dividends per Share 2

16 0.4% 1.2% 2.5% PWOD Pennsylvania Banks All Banks Value Proposition Cumulative Net Charge-offs / Avg. Loans Balance Sheet Integrity 2019 – 2024Q2 2014 – 2024Q2 Source: S&P Global Market Intelligence, Company documents. (1) All banks currently operating, acquired, and defunct companies. (2) Annualized NCO data. Penns Woods Bancorp, Inc. (1) 0.9% 2.2% 5.0% PWOD Pennsylvania Banks All Banks (1) 3 0.05% 0.02% 0.03% (0.03%) 0.03% (0.11%) 0.01% (0.05%) 0.08% (0.09%) Net Charge-offs (Recoveries) / Avg. Loans $9,122 $5,389 $3,615 $998 $4,527 0.50% 0.28% 0.18% 0.05% 0.20% 2020 2021 2022 2023 2024Q2 Nonaccrual Loans ($000) For the Years Ended For the Quarters Ended (2) $9,122 $5,389 $3,615 $3,551 $3,156 0.50% 0.28% 0.18% 0.17% 0.15% 2020 2021 2022 Q1 '23 Q2 '23 Nonaccrual Loans Nonaccrual Loans / Assets

17 51% 28% 9% 1% 3% 8% Consumer Net Interest Income Commerical Net Interest Income Other Net Interest Income Mortgage Banking Service Charges on Deposits Insurance & Other Fee Income $0.3 $0.4 $0.4 $0.4 $0.4 $0.5 $0.5 $0.6 $0.5 $0.6 $0.7 Value Proposition 4 Diversification Total Revenue(1) 2024Q2 Source: S&P Global Market Intelligence. (1) Net Interest Income items estimated based on overall cost of funds for PWOD of 2.51%. 5 Expansion $0.9 $1.0 $1.0 $1.1 $1.3 $1.2 $1.3 $1.4 $1.5 $1.6 $1.6 Total Assets ($bn) Fee Income / Total Revenue: 12% PWOD has demonstrated successful execution of M&A and the ability to grow its bank subsidiaries organically while maintaining a low risk profile and high returns to shareholders Fee Income + Consumer Income / Total Revenue: 64% Penns Woods Bancorp, Inc.

18Penns Woods Bancorp, Inc. Strategies for a Successful Future Leverage Holding Company Structure Emphasis on “E” Delivery Channels Re-Engineering Company Remain Different From Our Peers Strive for Excellence

19 1.3 2.0 2.4 5.7 7.6 8.3 2019 2020 2021 2022 2023 2024Q2 18.3 24.1 25.1 24.2 26.5 27.4 2019 2020 2021 2022 2023 2024Q2 42.5 45.2 50.1 58.0 51.2 61.6 2019 2020 2021 2022 2023 2024Q2 Delivery Channel Changes Penns Woods Bancorp, Inc. Estatement Accounts Internet Banking Accounts Customer Utilization of Mobile Deposit Accounts in thousands Source: Company documents.

20Penns Woods Bancorp, Inc. Future Holding Company Structure Penns Woods Bancorp, Inc. Holding Company Western Region (Brand to be Determined) Blair, Cambria, Clearfield and Huntingdon Counties Jersey Shore State Bank Lycoming, Clinton, Centre, Montour, Union, Columbia, Snyder and Northumberland Counties Luzerne Bank Luzerne, Lackawanna and Wyoming Counties Northern Region (Brand to be Determined) Bradford, Tioga and Susquehanna Counties Southern Region (Brand to be Determined) Lehigh, Lebanon, Dauphin and Perry Counties

21 Strong Financial Management Penns Woods Bancorp, Inc. Culture & People Quality Loan Growth Core Deposit Growth Capital Earnings Tax Management Investment Portfolio

Selected Financial Data

(In Thousands)	At or For the Six Months Ended June 30 2024	2023	At or For the Year Ended December 31 2023	2022	2021	2020	2019
RESULTS OF OPERATIONS							
Net interest income	$ 28,261	$ 27,684	$ 54,964	$ 57,780	$ 49,718	$ 48,223	$ 50,815
(Recovery) provision for credit losses	(1,039)	(1,109)	(1,479)	1,910	640	2,625	2,735
Non-interest income	4,487	4,279	8,375	8,713	11,669	12,168	10,452
Non-interest expense	22,619	22,327	44,496	42,998	40,905	39,068	39,708
Income before income taxes	11,168	10,745	20,322	21,585	19,842	18,698	18,824
Income tax expense	1,970	1,916	3,714	4,163	3,794	3,474	3,138
Consolidated net income	9,198	8,829	16,608	17,422	16,048	15,224	15,686
Earnings attributable to noncontrolling interest	-	-	-	-	15	18	14
Net income attributable to PWB	$ 9,198	$ 8,829	$ 16,608	$ 17,422	$ 16,033	$ 15,206	$ 15,672
FINANCIAL CONDITION							
Assets	$ 2,234,617	$ 2,135,319	$ 2,204,809	$ 2,000,080	$ 1,940,809	$ 1,834,643	$ 1,665,323
Liabilities	2,037,530	1,960,917	2,013,253	1,832,415	1,768,535	1,670,497	1,510,341
Shareholders' equity	197,087	174,402	191,556	167,665	172,274	164,146	154,982
Loans, gross	1,866,288	1,769,403	1,839,764	1,639,731	1,392,147	1,344,327	1,355,544
Allowance for credit losses	11,234	11,592	11,446	15,637	14,176	13,803	11,894
Investment securities	223,604	212,207	216,390	213,986	182,229	178,966	163,459
Goodwill	16,450	16,450	16,450	16,450	17,104	17,104	17,104
Intangible assets	158	260	210	327	480	671	898
Non-interest bearing deposits	461,092	475,937	471,173	519,063	494,360	449,357	334,746
Interest bearing deposits	1,187,001	1,077,820	1,118,320	1,037,397	1,126,955	1,045,086	989,259
Borrowings	363,518	383,102	398,524	256,132	131,710	158,719	166,840

Source: Company documents.

Penns Woods Bancorp, Inc.

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23 Per Share Metrics Penns Woods Bancorp, Inc. $2.23 $2.16 $2.27 $2.47 $2.34 $2.44 2019 2020 2021 2022 2023 2024 YTD Earnings Per Share - Basic Tangible Book Value per Share $19.45 $20.75 $21.88 $21.38 $23.29 $23.93 2019 2020 2021 2022 2023 2024Q2 Source: Company documents. (1) 2024 YTD Annualized shown through 6/30/24. (1)

Non-GAAP Reconciliation

	At or For the Fiscal Year Ended December 31,					At or For the Six Months Ended June 30,	
	2019	2020	2021	2022	2023	2023Q2	2024Q2
Total Common Equity	$154,960	$164,142	$172,274	$167,665	$191,556	$174,402	$197,087
Goodwill	17,104	17,104	17,104	16,450	16,450	16,450	16,450
Other Intangibles	898	671	480	327	210	260	158
Less: Total Intangible Assets	18,002	17,775	17,584	16,777	16,660	16,710	16,608
Tangible Common Equity	**$136,958**	**$146,367**	**$154,690**	**$150,888**	**$174,896**	**$157,692**	**$180,479**
Net Income	$15,672	$15,206	$16,033	$17,422	$16,608	$8,829	$9,198
Plus: Amortization of Intangibles & Goodwill Impairment[1]	209	179	151	638	92	53	40
Average Tangible Common Equity	132,581	141,644	149,218	144,966	152,007	153,532	173,520
Return on Average Tangible Common Equity	**11.98%**	**10.86%**	**10.85%**	**12.46%**	**10.99%**	**11.57%**	**10.65%**
Total Assets	$1,665,323	$1,834,643	$1,940,809	$2,000,080	$2,204,809	$2,135,319	$2,234,617
Goodwill	17,104	17,104	17,104	16,450	16,450	16,450	16,450
Other Intangibles	898	671	480	327	210	260	158
Less: Total Intangible Assets	18,002	17,775	17,584	16,777	16,660	16,710	16,608
Tangible Assets	**$1,647,321**	**$1,816,868**	**$1,923,225**	**$1,983,303**	**$2,188,149**	**$2,118,609**	**$2,218,009**
Tangible Common Equity / Tangible Assets	**8.31%**	**8.06%**	**8.04%**	**7.61%**	**7.99%**	**7.44%**	**8.14%**
Tangible Book Value Per Share	**$19.45**	**$20.75**	**$21.88**	**$21.38**	**$23.29**	**$22.32**	**$23.93**
Common Shares Outstanding	**7,040,515**	**7,052,351**	**7,070,047**	**7,056,585**	**7,508,994**	**7,063,488**	**7,541,474**

Source: S&P Global Market Intelligence, Company documents.
(1) Tax affected with each respective year's statutory corporate tax rate.

Penns Woods Bancorp, Inc.

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